UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2020

Republic Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14267	65-0716904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18500 North Allied Way Phoenix, Arizona	85054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 627-2700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	RSG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.	3
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.	4
Item 9.01 Financial Statements and Exhibits.	5

SIGNATURES	6
EX-4.1
EX-4.2
EX-104

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Entry into New Credit Agreement

On August 25, 2020, Republic Services, Inc. (the “Company”) entered into a $1 billion 364-day revolving credit facility pursuant to a Credit Agreement with Bank of America, N.A., as Administrative Agent, and the other lenders party thereto (the “New Credit Agreement”).

Borrowings under the New Credit Agreement are unsecured and will mature in August 2021. At the Company’s option, and subject to customary conditions, borrowings bear interest at a base rate or a Eurodollar rate, plus an applicable margin based on the Company’s debt ratings. The New Credit Agreement provides that the Eurodollar rate may not be less than 0.25%. Outstanding principal, accrued and unpaid interest and other amounts payable pursuant to the New Credit Agreement may be accelerated upon the occurrence of customary events of default, including (subject to certain materiality thresholds and grace periods) payment defaults, failures to comply with covenants, material inaccuracies of representations and warranties, bankruptcy or insolvency proceedings, changes of control, ERISA matters and cross-defaults to other debt agreements.

Subject to certain exceptions, upon the sale or issuance of any equity interests by the Company or any of its subsidiaries (other than any sales or issuances of equity interests by a subsidiary to the Company), the Company must make a mandatory prepayment equal to 100% of the net cash proceeds received from such sale or issuance, and the aggregate commitments under the New Credit Agreement will be automatically and permanently reduced by such amount.

The New Credit Agreement contains customary affirmative and negative covenants, including, among other things, a covenant requiring the Company not to exceed a maximum ratio of total debt to EBITDA, as defined in the New Credit Agreement. The New Credit Agreement permits the Company to pay dividends and repurchase common stock if it is in compliance with these covenants.

The foregoing description of the New Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the New Credit Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K. The New Credit Agreement is not intended to be a source of factual, business or operational information about the Company or its subsidiaries. The representations and warranties contained in the New Credit Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the parties, including being qualified by disclosures for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Accordingly, investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties.

Amendment to Existing Credit Agreement

On August 25, 2020, the Company entered into Amendment No. 3 (the “Credit Agreement Amendment”) to the Credit Agreement, dated June 8, 2018, as amended, with Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and the other lenders party thereto (the “Credit Agreement”) to make certain conforming changes to the Credit Agreement.

The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement Amendment, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K. The Credit Agreement Amendment is not intended to be a source of factual, business or operational information about the Company or its subsidiaries. The representations and warranties contained in the Credit Agreement Amendment were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the parties, including being qualified by disclosures for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Accordingly, investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure required hereunder is provided under Item 1.01 above relating to the entry into the New Credit Agreement and is incorporated by reference herein.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
4.1	Credit Agreement, dated as of August 25, 2020, by and among Republic Services, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and the other lenders party thereto

4.2

Amendment No. 3, dated as of August 25, 2020, to Credit Agreement, dated as of June 8, 2018, as amended, by and among Republic Services, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other lenders party thereto

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC SERVICES, INC.

Date: August 27, 2020	By:	/s/ Brian M. DelGhiaccio
Brian M. DelGhiaccio
Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Date: August 27, 2020	By:	/s/ Brian A. Goebel
Brian A. Goebel
Vice President and Chief Accounting Officer (Principal Accounting Officer)